TRANSAMERICA FUNDS

Transamerica Dividend Focused

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

The Board of Trustees has approved the termination of Barrow, Hanley, Mewhinney & Strauss, LLC as sub-adviser to Transamerica Dividend Focused (the "fund"). The Board has also approved a new investment sub-advisory agreement with Aegon Asset Management UK plc ("AAM"), an affiliate of Transamerica Asset Management, Inc. ("TAM"), the fund's investment manager, subject to approval by the fund's shareholders.

Because AAM is an affiliate of TAM, the new investment sub-advisory agreement between TAM and AAM with respect to the fund must be approved by shareholders. A proxy statement describing the details of the proposed change in sub-adviser is expected to be mailed to fund shareholders in September 2020. If approved by fund shareholders, it is anticipated that the change in sub-adviser would occur on or about December 1, 2020. At that time, among other things, the fund is expected to be renamed Transamerica Sustainable Equity Income and certain changes would be made to the fund's principal investment strategies and principal risks.

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Investors Should Retain this Supplement for Future Reference

August 7, 2020